SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 1999

                           Commission File No. 1-12677

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                       Preferred Employers Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                                        65-0698779
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(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

                 10800 Biscayne Boulevard, Miami, Florida 33161
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                       (Address of principal executive offices)

       Registrant's telephone number, including area code: (305) 893-4040

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

            The Company hereby incorporates by reference herein the matters announced in the Company's press release dated August 10, 1999 (such press release is filed as Exhibit 99.1 hereto).

Item 7. Financial Statements and Exhibits.

      (c) Exhibits. The following document is being filed herewith by the Company as our exhibit to this Current Report on Form 8-K:

            99.1 Press release of the Company dated August 10, 1999.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 1999

                                  PREFERRED EMPLOYERS HOLDINGS, INC.


                                  By: /s/ William R. Dresback
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                                      William R. Dresback
                                      Senior Vice President and
                                      Chief Financial Officer
                                      (Principal Financial and
                                      Accounting Officer)

Exhibit No. Exhibits                                                 Page No.
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99.1        Press release of the Company dated August 10, 1999.